UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 12, 2007

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Federal	000-51117	86-1127166
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

624 Market Street, Shreveport, Louisiana		71101
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(318) 222-1145

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ X ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Filed to reflect the designation on the cover of the Form 8-K that the contents thereof are a written communication pursuant to Rule 425 and soliciting material pursuant to Rule 14a-12.

ITEM 8.01	OTHER EVENTS

On December 12, 2007, Home Federal Bancorp, Inc. of Louisiana (the "Company") announced that the Company had entered into an agreement and Plan of Merger pursuant to which it will acquire First Louisiana Bancshares, Inc.

For additional information, reference is made to the press release dated December 12, 2007, which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

The following exhibit is filed herewith.

Exhibit	Description
99.1	Press Release dated December 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: December 13, 2007	By:	/s/ Daniel R. Herndon
Daniel R. Herndon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated December 12, 2007